Exhibit 99.1

Tiberius Acquisition Corporation

Report of Independent Registered Public Accounting Firm	F-2
Financial Statements:
Balance Sheet	F-3
Notes to Balance Sheet	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Tiberius Acquisition Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Tiberius Acquisition Corporation (the “Company”) as of March 20, 2018 and the related notes (collectively referred to as the “financial statement”).  In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of March 20, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

Marcum llp

/s/ Marcum LLP

We have served as the Company’s auditor since 2015.

New York, NY
 March 26, 2018

Tiberius Acquisition Corporation

Balance Sheet

March 20,
ASSETS	2018
Cash	1,278,124
Prepaid expenses	44,388
Current assets	1,322,512
Cash held in Trust Account	151,500,000
Total assets	152,822,512
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	119,576
Related party advances	69,540
Notes payable	250,000
Total current liabilities	439,116

Sponsor loan payable	1,500,000
Deferred underwriting commissions	6,000,000
Total liabilities	7,939,116

Commitments and Contingencies:
Common stock subject to possible redemption (13,849,841 shares at $10.10 per share)	139,883,395
Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized, none issued or outstanding
Common stock, $0.0001 par value, 60,000,000 shares authorized, 5,462,659 shares issued and outstanding(1)	546
Additional paid-in-capital	5,055,728
Accumulated deficit	(56,273)
Total stockholders’ equity	5,000,001

Total liabilities and stockholders’ equity	152,822,512

Includes an aggregate of 562,500 shares subject to forfeiture to the extent the underwriter’s over-allotment option is not exercised in full.

The accompanying notes are an integral part of these financial statements.

Tiberius Acquisition Corporation

Notes to Balance Sheet

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General:

Tiberius Acquisition Corporation (the ‘‘Company’’) was incorporated in Delaware on November 18, 2015. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the ‘‘Business Combination’’). While it may pursue an acquisition opportunity in any business industry or sector and in any geographic region, the Company expects to focus on the U.S. based middle-market insurance sector. The Company has not selected any specific business combination target and has not, nor has anyone on the Company’s behalf, initiated any substantive discussions, directly or indirectly, with any business combination target.

At March 20, 2018, the Company had not commenced any operations. All activity  through March 20, 2018 relates to the Company’s formation and  its initial public offering (‘‘Initial Public Offering’’) described below. The Company will not generate any operating revenues until after completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial  Public Offering.

The registration statement for the Company’s initial public offering (“Initial Public Offering”) was declared effective on March 15, 2018. On March 20, 2018, the Company consummated the Initial Public Offering of 15,000,000 units (“Units” and, with respect to the Common Stock included in the Units being offered, the “Public Shares”), generating gross proceeds of $150,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 4,500,000 warrants at a price of $1.00 per warrant (“Placement Warrants”) in a private placement to Lagniappe Ventures, LLC (the “Sponsor”) generating gross proceeds of $4,500,000, which is described in Note 4.

Simultaneously with the closing of the Initial Public Offering, the Company received a loan from the Sponsor in the amount of $1,500,000 (increasing by $225,000 to $1,725,000 if the underwriters’ exercise the overallotment option), which is described in Note 4.

Following the closing of the Initial Public Offering on March 20, 2018, an amount of $151,500,000 ($10.10 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering, Placement Warrants, and Sponsor Loan was placed in a trust account (“Trust Account”) which may be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of the Initial Business Combination or (ii) the distribution of the Trust Account, as described below, except that interest earned on the Trust Account can be released to the Company to pay its tax obligations.

Transaction costs amounted to $9,585,331, consisting of $3,000,000 of underwriting fees $6,000,000 of deferred underwriting fees and $585,331 of Initial Public Offering costs. In addition, $1,278,124 of cash was held outside of the Trust Account is available for working capital purposes.

Business Combination:

The Company’s management has broad discretion with respect to the specific application of the net proceeds of  the  Initial Public Offering, although substantially all of the net proceeds of the Initial Public Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business (discussed below). As used herein, ‘‘Target Business’’ must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the trust account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of our signing a  definitive agreement in connection with the Company’s initial business combination in accordance NASDAQ listing rules. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

Tiberius Acquisition Corporation

Notes to Balance Sheet

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS − (continued)

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such  purpose  in  connection  with  which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days  prior  to commencement of the tender offer, including interest but less taxes payable. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their   shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval unless a vote is required. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in    an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination. Additionally, our initial stockholders, officers and directors have entered into letter agreements with the Company, pursuant to which they have agreed (i) to waive their redemption rights with respect to their founder shares and public shares in connection with the completion of our initial business combination and (ii) to waive their rights to liquidating distributions from the trust account with respect to their founder shares if the Company fails to complete our initial business combination within 24 months (although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if the Company fails to complete our business combination within the prescribed time frame). If the Company submits our initial business combination to our public stockholders for a vote, our initial stockholders have agreed to vote their founder shares and any public shares purchased in favor of our initial business combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable. As a result, such shares of common stock are recorded at redemption amount and classified as temporary equity, in accordance with Financial Accounting Standards Board (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) 480, ‘‘Distinguishing Liabilities from Equity.’’ The amount in the Trust Account is initially $10.10 per public common share ($151,500,000 held in the Trust Account divided by 15,000,000 public common shares).

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions in connection with a Business Combination pursuant to the tender offer rules, the Company’s Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other   person with whom such stockholder is acting in concert or as a ‘‘group’’ (as defined under Section 13 of the Exchange Act) will be restricted from redeeming its shares with respect to more than an aggregate of 10% of the shares sold in the Initial Public Offering (‘‘Excess Shares’’). However, the Company would not be restricting the stockholders’ ability to vote all of their shares (including Excess Shares) for or against a Business Combination.

The Company will only have 24 months from the closing date of the Initial Public Offering to complete its initial Business Combination. If the Company does not complete a Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable (less up to $50,000 of such net interest to  pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The sponsor has entered into letter agreements with us, pursuant to which they have waived their rights to participate in any redemption with respect to their founder initial shares; however, if the sponsor or any of the Company’s officers, directors or affiliates acquire shares of common stock in or after the Initial Public Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period.

Tiberius Acquisition Corporation

Notes to Balance Sheet

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS − (continued)

In the event of such distribution, it is possible that the per share value of the residual assets remaining available  for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Proposed Offering. In order to protect the amounts held in the Trust Account, the Company’s Chairman and Chief Executive Officer has agreed that he will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account below $10.10 per share. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act.

Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then the Company’s Chairman and Chief Executive Officer will not be responsible to the extent of any liability for such third party claims.

The Trust Account
The proceeds held in the Trust account will be invested only in U.S. government treasury bills with a maturity of one hundred eighty (180) days or less in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company of 1940 and that invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Initial Business Combination or (ii) the distribution of the Trust Account proceeds as described below.

The Company’s certificate of incorporation provides that, other than the withdrawal of interest to pay taxes, if any, none of the funds held in the Trust Account will be released to us until the earlier of: (i) the completion of the Initial Business Combination; (ii) the redemption of any shares of common stock included in the Unites (the “Public Shares”) being sold in the Initial Public Offering that have been properly tendered in connection with a stockholder vote to amend the Company’s certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of such shares of common stock if it does not complete the Initial Business Combination within 24 months from the closing of the Initial Public Offering; and (iii) the redemption of 100% of the shares of common stock included in the Units being sold in the Initial Public Offering if the Company is unable to complete an Initial Business Combination within 24 months from the closing of the Initial Public Offering (subject to the requirements of law). The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying balance sheet is presented in conformity with accounting principles generally accepted in the United States of America (‘‘U.S. GAAP’’) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (‘‘SEC’’).

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or   revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Tiberius Acquisition Corporation

Notes to Balance Sheet

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES − (continued)

Concentration of Credit Risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. At March 20, 2018, the Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Cash and cash equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 20, 2018.

Cash held in Trust Account:

At March 20, 2018, the assets held in the Trust Account were held in cash.

Common stock subject to possible redemption:

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at March 20, 2018, common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Offering Cost

Offering costs consist of legal, accounting, underwriting fees, and other costs incurred through the balance sheet that are directly related to the Initial Public Offering. Offering costs amounting to $9,585,331 were charged to stockholders’ equity upon the completion of the Initial Public Offering.

Fair Value of Financial Instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, ‘‘Fair Value Measurements and Disclosures,’’ approximates the carrying amounts represented in the balance sheet primarily due to their short term nature.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements during the reporting period. Actual results could differ from those estimates.

Income Taxes:

The Company complies with the accounting and reporting requirements of FASB ASC 740, ‘‘Income Taxes,’’ which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no uncertain tax benefits as of March 20, 2018. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at March 20, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal,

Tiberius Acquisition Corporation

Notes to Balance Sheet

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES − (continued)

U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Under ASC 740, Accounting for Income Taxes, the enactment of H.R. 1, (‘‘Tax Act’’) also requires companies, to recognize the effects of changes in tax laws and rates on deferred tax assets and liabilities and the retroactive  effects of changes in tax laws in the period in which the new legislation is enacted. There is no further change to its assertion on maintaining a full valuation allowance against its U.S. deferred tax assets. The Company’s gross deferred tax assets will be revalued from 35% to 21% with a corresponding offset to the valuation allowance and any potential other taxes arising due to the Tax Act will result in reductions to its net operating loss carryforward and valuation allowance. Deferred tax assets and related valuation allowance are deemed to be immaterial for the period ended March 20, 2018. The Company will continue to analyze the Tax Act to assess the full effects on its financial results.

Recent Accounting Pronouncements:

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Subsequent Events

Management has evaluated subsequent events to determine if events or transactions occurring through March 26, 2018, the date the financial statements were issued, require potential adjustment to or disclosure in the financial statements and has concluded that all such events that would require recognition or disclosure have been recognized or disclosed.

NOTE 3 — PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 15,000,000 units at a price of $10.00 per unit (the ‘‘Units’’). Each Unit consists of one share of the Company’s common stock, $0.0001 par  value and one redeemable common stock purchase warrant (the ‘‘Warrants’’). Each Warrant entitles the holder to purchase one share of common stock at a price of $11.50 Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or 12 months from the closing of the Initial Public Offering and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete its initial Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Warrants issued in connection with the 15,000,000 public units during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the warrants become exercisable, the Company may redeem the outstanding warrants in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sale price of the Company’s shares of common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the warrant holders.

The Company has to granted the underwriters a 45-day option to purchase up to 2,250,000 additional Units to cover any over-allotment, at the initial public offering price less the underwriting discounts and commissions.  The warrants that would be issued in connection with 2,250,000 over-allotment units are identical to the public warrants and have no net cash settlement provisions.

Tiberius Acquisition Corporation

Notes to Balance Sheet

NOTE 4— RELATED PARTY TRANSACTIONS

Founder Shares

In December 2015, the Sponsor purchased 4,312,500 shares of common stock (the ‘‘Founder Shares’’) for $25,000, or approximately $0.006 per share. In December 2017, the Sponsor transferred 15,000 Founder Shares to each of the Company’s independent director nominees. These 60,000 Founder Shares are not subject to forfeiture in the event the underwriters’ over-allotment option is not exercised. The Founder Shares are identical to the common stock included in the Units sold in the Initial Public Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below. The Sponsor has agreed to forfeit up to 562,500 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriters. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the underwriters so that the initial stockholders will own 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering.

The Company’s initial stockholders’ have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (A) one year after the completion of the Company’s initial Business Combination, or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (the ‘‘Lock Up Period’’). If subsequent to the Company’s  initial Business Combination, the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20  trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination, or if the Company consummates a transaction after the initial Business Combination which results in the stockholders having the right to exchange their shares for cash, securities, or other property, the Founder Shares will be released from the lock-up.

Private Placement Warrants

The Sponsor purchased from the Company an aggregate of 4,500,000 warrants at a price of $1.00 per warrant (a purchase price of $4,500,000), in a private placement that occured simultaneously with the completion of the Initial Public Offering (the ‘‘Private  Placement Warrants’’). Each Private Placement Warrant entitles the holder to purchase one share of common stock at $11.50 per share. The purchase price of the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account pending completion of the Company’s initial Business Combination. The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination and they will be non-redeemable so long as they are held by the Sponsor or its permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units being sold in the Initial Public Offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Warrants being sold as part of the Units in the Initial Public Offering and have no net cash settlement provisions.

If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the Warrants issued to the Sponsor will expire worthless.

Related Party Loans

As of March 20, 2018, the Company’s Sponsor has agreed to loan the Company an aggregate of $250,000 against the issuance of an unsecured promissory note (the ‘‘Note’’) to cover expenses related to this Initial Public Offering. This loan is non-interest bearing and payable on the earlier of June 30, 2018 or the completion of the Initial Public Offering. A balance of $250,000 was outstanding under this agreement at March 20, 2018. Additionally, the Company’s Sponsor has paid, on behalf of the Company, a total of $69,540 for costs related to the Initial Public Offering in excess of the Note.

Tiberius Acquisition Corporation

Notes to Balance Sheet

NOTE 4 — RELATED PARTY TRANSACTIONS − (continued)

Our Sponsor has extended a loan to the Company in the amount of $1,500,000 (which may be increased by $225,000 up to $1,725,000 if the underwriter’s overallotment option is exercised in full), which is non-interest bearing and will  only  be  repaid  if  we consummate a Business Combination. In addition, in order to finance transaction costs in connection with an intended Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required.  If the Company completes its Business Combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account released to it. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that the Business Combination does not close, the Company may use a portion of the  working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $2,000,000 of such loans (including the loan from our Sponsor) may be convertible into warrants of the post-business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants discussed above, though the Sponsor loan warrants would be identical to the public warrants, except that they would not be redeemable by the Company and would be exercisable on a cashless basis. Other than the currently existing loan from our Sponsor, the terms of such loans by the Company’s Sponsor, officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

We will pay our Chief Investment Officer $12,500 per month following the consummation of this Initial Public Offering until the earlier of our liquidation or the consummation or our initial Business Combination.

The Company has entered into an Administrative Services Agreement pursuant to which it will pay our Sponsor,  an affiliate of our Executive Chairman and our Chief Executive Officer, a total of $10,000 per month for office space, utilities and secretarial support. Upon completion of our initial Business Combination or our liquidation, the Company will cease paying these monthly fees.

NOTE 5 — STOCKHOLDER’S EQUITY

Common Stock

The authorized common stock of the Company includes up to 60,000,000 shares with a par value of $.0001 per share. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At March 20, 2018, there were 5,462,659 shares of common stock issued and outstanding (excluding 13,849,841 shares of common stock subject to redemption). This number includes an aggregate of up to 562,500 Founder Shares subject to forfeiture to the extent that the over-allotment option is  not exercised in full by the underwriters.

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At December 31, 2017, there were no shares of preferred stock issued and outstanding.

Warrants

The warrants will become exercisable on the later of  (a) 30 days after the completion of our initial business combination, and (b) 12 months from the closing of the Initial Public Offering; provided in each case that we have an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement). The Company did not register the shares of common stock  issuable upon exercise of the warrants. However, the Company has agreed that as soon as practicable, but in no event later than thirty (30) days after the closing of our initial business combination, we will use our best efforts to file with the SEC and have an effective registration statement covering the shares of common stock issuable upon exercise of the warrants and to maintain a current prospectus relating to those shares of common stock until the warrants expire or are redeemed.

If a registration statement covering the shares of common stock issuable upon exercise of the warrants is not effective within 90 days after the closing of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of our initial business combination or earlier upon redemption or liquidation. On the exercise of any warrant, the warrant exercise price will be paid directly to us and not placed in the trust account. Once the warrants become exercisable, we may redeem the outstanding warrants (except as described herein with respect to the private placement warrants or sponsor loan warrants):

•	in whole and not in part;

•	at a price of $0.01 per warrant;

upon a minimum of 30 days’ prior written notice of redemption, which we refer to as the 30-day redemption period; and

•
if, and only if, the last sale price of our common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders.

We will not redeem the warrants unless a registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants is effective and a current prospectus relating to those shares of common  stock  is available throughout the 30-day redemption period.

If we call the warrants for redemption as described above, our management will have the option to require  all  holders  that wish to exercise warrants to do so on a ‘‘cashless basis.’’ In determining whether to require all holders to exercise their warrants on a ‘‘cashless basis,’’ our management will consider, among other factors, our cash position, the number of warrants that are outstanding and the dilutive effect on our stockholders  of issuing the maximum number of shares of common stock issuable upon the exercise of our warrants. In such event, each holder would pay the exercise price by  surrendering  the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the ‘‘fair market value’’ (defined below) by (y) the fair market value. The ‘‘fair market value’’ shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.

None of the private placement warrants or sponsor loan warrants will be redeemable by us so long as they are held by our sponsor or its permitted transferees.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Underwriting Agreement

The Company paid an underwriting discount of 2% of the per Unit offering price to the underwriters at the closing of the Initial Public Offering, with an additional fee (the ‘‘Deferred Discount’’) of 4% of the gross offering proceeds payable upon the Company’s completion of a Business Combination. If the underwriter’s over-allotment option is exercised, the entire 6.0% underwriting discount from the over-allotment will be deposited in the Trust Account as Deferred Discount. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its initial Business Combination. The Deferred Discount will be waived by the underwriters if the Company fails to complete a business combination and liquidates.

Tiberius Acquisition Corporation

Notes to Balance Sheet

NOTE 6 — COMMITMENTS AND CONTINGENCIES − (continued)

The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional Units to cover any over-allotment, at the Initial Public Offering price less the underwriting discounts and commissions. The warrants that would be issued in connection with 2,250,000 over-allotment units are identical to the public warrants and have no net cash settlement provisions.

Registration Rights

Pursuant to a registration rights agreement entered into on March 15, 2018, the holders Company’s initial stockholders, holders of the Private Placement Warrants and holders of any warrants issued to the sponsor on conversion of the Sponsor’s loan at its discretion (and any shares of common stock issuable upon the exercise of such warrants, respectively) are entitled to registration rights. The Company’s Sponsor, holders of the Private Placement Warrants and holders of any warrants issued to the Sponsor on conversion of the Sponsor’s loan at its discretion (and any shares of common stock issuable upon the exercise of such warrants, respectively) are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders have ‘‘piggy-back’’ registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements. The registration rights agreement does not provide for any cash penalties or additional penalties associated with any delays in registering the securities.

Forward Purchase Contracts

An anchor investor has committed, pursuant to a forward purchase contract with the Company, to purchase, in a private placement for gross proceeds of $15,000,000 to occur concurrently with the consummation of its initial Business Combination, 1,500,000 of the Company’s units at $10.00 per unit, and 300,000 shares of Common Stock (which will have the same terms as the Founder Shares described herein, except that they shall be for no additional consideration). The funds from the sale of units will be used as part of the consideration to the sellers in the initial Business Combination or for the combined company’s working capital needs. This commitment is independent of the percentage of stockholders electing to redeem their public shares and provides the Company with a minimum funding level for the initial Business Combination or future working capital needs.

Co-anchor investors have also committed, pursuant to forward purchase contracts with the Company, to purchase, in a private placement for gross proceeds of $10,000,000 to occur concurrently with the consummation of its    initial Business Combination, 1,000,000 shares of Common Stock at a purchase price of $10.00 per share and 100,000 additional shares of Common Stock; these additional shares shall have the same terms as the Founder Shares, except that they shall be for no additional consideration. The funds from the sale of such shares will be used as part of the consideration to the sellers in the initial Business Combination or for the combined company’s working capital needs. This commitment is independent of the percentage of stockholders electing to redeem their public shares and provides the Company with a minimum funding level for the initial Business Combination or future working capital needs.